LETTER OF TRANSMITTAL AND CONSENT
Energy XXI Gulf Coast, Inc.

Offer to Exchange Newly Issued 16% Second Lien Junior Secured Notes due 2014
(the “Second Lien Notes”) for up to $360 Million Outstanding Principal Amount
of 10% Senior Notes due 2013 (the “Senior Notes”)
and
Solicitation of Consents to Amendments to the Indenture

THE “TOTAL CONSIDERATION” FOR EACH SENIOR NOTE AS INDICATED IN THE OFFERING CIRCULAR AND CONSENT SOLICITATION STATEMENT WILL BE RECEIVED IF THE SENIOR NOTE IS PROPERLY TENDERED PRIOR TO 5:00, NEW YORK CITY TIME, ON SEPTEMBER 18, 2009 (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EARLY TENDER DATE”) AND ACCEPTED. HOLDERS WHO TENDER THEIR SENIOR NOTES AFTER THE EARLY TENDER DATE WILL RECEIVE THE “EXCHANGE CONSIDERATION” AS INDICATED IN THE OFFERING CIRCULAR FOR EACH SENIOR NOTE TENDERED AND ACCEPTED. THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON OCTOBER 2, 2009 (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS OF SENIOR NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED PRIOR TO 5:00, NEW YORK CITY TIME, ON SEPTEMBER 18, 2009 (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE “WITHDRAWAL DEADLINE”). YOU MAY WITHDRAW TENDERED SENIOR NOTES AND REVOKE CONSENTS AT ANY TIME PRIOR TO THE WITHDRAWAL DEADLINE BUT YOU MAY NOT WITHDRAW TENDERED SENIOR NOTES OR REVOKE CONSENTS ON OR AFTER THE WITHDRAWAL DEADLINE. THE EXCHANGE OFFER AND THE CONSENT SOLICITATION IS SUBJECT TO CONDITIONS DESCRIBED IN THE OFFERING CIRCULAR.

The Exchange Agent for the exchange offer and the consent solicitation is:

Wells Fargo Bank, National Association

By Registered & Certified Mail:	By Regular Mail or Overnight Courier:	In Person by Hand Only:

WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N903-121 P.O. Box 1517 Minneapolis, MN 55480	WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N903-121 Sixth & Marquette Avenue Minneapolis, MN 55479	WELLS FARGO BANK, N.A. 12th Floor – Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN 55402

By Facsimile (for Eligible Institutions Only): (612) 667-6282 For Information or Confirmation by Telephone: (800) 344-5128

Questions and requests for assistance or for additional copies of the Offering Circular or this Letter of Transmittal and Consent may be directed to the Information Agent at its telephone number and mailing and delivery address listed below. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer and the consent solicitation.

The Information Agent for the exchange offer and the consent solicitation is:

D.F. King & Co, Inc.
48 Wall Street, 22nd Floor
New York, NY 10005

or

Banks and Brokers call: (212) 269-5550
All others, call toll free: (800) 628-8536

DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT (“LETTER OF TRANSMITTAL AND CONSENT”) TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL AND CONSENT VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL AND CONSENT IS COMPLETED.

This Letter of Transmittal and Consent is to be used (i) if certificates representing Senior Notes or (ii) if delivery of Senior Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “Procedures for Tendering Senior Notes and Delivering Consents—Book-Entry Transfer” in the Offering Circular (as herein defined). Holders who tender Senior Notes pursuant to the exchange offer will be deemed to have delivered consents to the proposed amendments to the indenture that governs the Senior Notes.

The exchange offer is expected to be eligible for DTC’s Automated Tender Offer Program (“ATOP”). Accordingly, participants in DTC’s ATOP may, instead of physically completing and signing the Letter of Transmittal and Consent and delivering it to the Exchange Agent, electronically transmit their acceptance of the exchange offer by causing DTC to transfer Senior Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for transfer. DTC will then send an agent’s message to the Exchange Agent. An “agent’s message” is a message transmitted by DTC, received by the Exchange Agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from you that you have received the Offering Documents and agree to be bound by the terms of this Letter of Transmittal and Consent, and that we may enforce such agreement against you. If you use the ATOP procedures to tender Senior Notes, you will not be required to deliver the Letter of Transmittal and Consent to the Exchange Agent. However, you will be bound by its terms just as if you had signed it.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL AND CONSENT MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING CIRCULAR AND THIS LETTER OF TRANSMITTAL AND CONSENT MAY BE DIRECTED TO THE INFORMATION AGENT.

THIS LETTER OF TRANSMITTAL AND CONSENT DOES NOT CONSTITUTE AN OFFER TO PURCHASE OR SELL IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER UNDER APPLICABLE SECURITIES OR “BLUE SKY” LAWS. THE DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR AFFILIATES SINCE THE DATE HEREOF. THE COMPANY DISCLAIMS ANY OBLIGATION TO UPDATE OR REVISE ANY INFORMATION CONTAINED IN THIS LETTER OF TRANSMITTAL AND CONSENT.

To the extent that there are any conflicts between the terms and conditions of this Letter of Transmittal and the terms and conditions of the Offering Circular, the terms and conditions of the Offering Circular shall control.

List below the Senior Notes to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Senior Notes on a separate signed schedule and attach that schedule to this Letter of Transmittal and Consent. See Instruction 3.

ALL TENDERING AND CONSENTING HOLDERS COMPLETE THIS BOX:

Description of Senior Notes Tendered and Consents Delivered Herewith[1]
Senior Notes Tendered
Name(s) and Address(es) of Registered Holder (fill in, if blank)	Certificate or Registration Number(s)	Aggregate Principal Amount Represented by Senior Notes	Principal Amount of Senior Notes Tendered and as to Which Consents are Delivered[2]
		$	$

Total		$	$
1 Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

2      Unless otherwise indicated, the holder will be deemed to have tendered (and delivered consents with respect to) the full aggregate principal amount represented by such Senior Notes. All tenders must be in integral multiples of $1,000; provided that any holder may tender all Senior Notes held by such holder, even if the aggregate principal amount of those Senior Notes is not an integral multiple of $1,000. Energy XXI Gulf Coast, Inc. will not accept any tender that will result in the issuance of a Second Lien Note having a principal amount less than $2,000.

The undersigned has completed, executed and delivered this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the applicable exchange offer. Holders who wish to tender their Senior Notes must complete this Letter of Transmittal and Consent in its entirety.

☐	CHECK HERE IF TENDERED SENIOR NOTES (AND THE RELATED CONSENTS) ARE ENCLOSED HEREWITH.

☐
CHECK HERE IF TENDERED SENIOR NOTES (AND THE RELATED CONSENTS) ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

 Name of Tendering Institution:___________________________________________________________________________

 DTC Account Number:_________________________________________________________________________________

 Transaction Code Number:______________________________________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby acknowledges receipt of the confidential offering circular and consent solicitation statement dated September 4, 2009 (as it may be supplemented and amended from time to time, the “Offering Circular”), of Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal and Consent, which together constitute the Company’s (i) offer to exchange the Senior Notes for Second Lien Notes and (ii) solicitation of consents (the “Consents”) for the proposed amendments to the indenture that governs the Senior Notes (the “Proposed Amendments”), in each case upon the terms and subject to the conditions set forth in the Offering Circular. Capitalized terms used but not defined herein have the meanings given to them in the Offering Circular.

In exchange for each $1,000 principal amount of Senior Notes properly tendered (and not validly withdrawn) (i) by the Early Tender Date, and accepted by the Company, participating holders of Senior Notes will receive the Total Consideration set forth in the table on the front cover of the Offering Circular under “Total Consideration if Tender Occurs Prior to or on the Early Tender Date”, subject to such proration described in the Offering Circular and (ii) after the Early Tender Date but prior to the Expiration Date, and accepted by the Company, participating holders of Senior Notes will receive the Exchange Consideration set forth in the table on the front cover of the Offering Circular under “Exchange Consideration if Tender Occurs After the Early Tender Date,” subject to such proration described in the Offering Circular. The Company will not accept any tender that would result in the issuance of a Second Lien Note having a principal amount less than $2,000. The aggregate principal amount of Second Lien Notes issued to each participating holder for all Senior Notes properly tendered (and in each case accepted by the Company) will be rounded up, if necessary, to $2,000 or the nearest whole multiple of $1,000 in excess thereof. Holders whose Senior Notes are accepted for exchange will also receive accrued and unpaid interest in cash up to, but not including, the issue date of the Second Lien Notes (the “Settlement Date”).

Holders who tender Senior Notes pursuant to this Letter of Transmittal and Consent will be deemed to Consent (as to the amount of Senior Notes tendered) to the Proposed Amendments.

Consummation of the exchange offer is subject to the satisfaction or waiver of the following conditions, among others:

•	there having been validly tendered and not withdrawn pursuant to the exchange offer Senior Notes having an aggregate principal amount of not less than $311.0 million;

•	the receipt of the Requisite Consents (as defined in the Offering Circular) and execution of a supplemental indenture providing for the Proposed Amendments;

•
the Company having closed or concurrently closing the sale of Series B Second Lien Notes in an aggregate principal amount of not less than $50.0 million in the private placement described in the Offering Circular under “Concurrent Transactions”; and

•
the Company having obtained an amendment or amendment and restatement to, or a waiver under, its existing Amended and Restated First Lien Credit Agreement, the effect of which is that the consummation of the exchange offer and concurrent private placement and the issuance of the Second Lien Notes and payments in respect of such notes will not be prohibited under such facility.

In addition, the Company may terminate or withdraw at its sole discretion the exchange offer and consent solicitation at any time and for any reason, including if any other condition set forth in the Offering Circular under “Conditions of the Exchange Offer and the Consent Solicitation” is not satisfied on or after the Expiration Date. The Company retains the discretion to waive any of the conditions of the exchange offer and the consent solicitation.

If we make a material change in the terms of the exchange offer or consent solicitation or waive a material condition of the exchange offer or consent solicitation, we will give oral (to be confirmed in writing) or written notice of such amendment or such waiver to the Depositary and will disseminate additional Offering Documents and will extend the exchange offer and the consent solicitation to the extent required by law. Any extension, termination or amendment of the exchange offer and consent solicitation will be followed as promptly as practicable by announcement thereof, such announcement in the case of an extension to be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date.

In addition, the Company’s obligation to transfer any Total Consideration or Exchange Consideration, as applicable, or to issue any Second Lien Notes is conditioned upon the Company’s acceptance of Senior Notes for exchange pursuant to the exchange offer. The undersigned recognizes that as a result of these conditions, as more particularly set forth in the Offering Circular under the caption “Conditions of the Exchange Offer and the Consent Solicitation,” the Company may not be required to exchange any of the Senior Notes tendered hereby and, in such event, the Senior Notes not exchanged will be returned to the undersigned.

Upon the terms and subject to the conditions of the exchange offer and the consent solicitation, the undersigned hereby (i) tenders to the Company, the above described principal amount of Senior Notes to be exchanged for the Total Consideration or Exchange Consideration, as applicable, described above, respectively, per $1,000 principal amount of Senior Notes tendered, and (ii) delivers Consents with respect to such Senior Notes. Subject to, and effective upon the acceptance for exchange of the Senior Notes tendered herewith, the undersigned hereby irrevocably tenders, sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Senior Notes as are being tendered herewith, waives any and all other rights with respect to the Senior Notes (including without limitation, any existing or past defaults and their consequences in respect of the Senior Notes and the Indenture under which the Senior Notes were issued), releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Senior Notes, including without limitation any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Senior Notes or to participate in any redemption or defeasance of the Senior Notes, and delivers its consent to the Proposed Amendments and to the execution and delivery of the applicable Supplemental Indenture (as defined below). The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company) with respect to the tendered Senior Notes with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing the Senior Notes, or transfer ownership of the Senior Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to or upon the Company’s order, (b) present the Senior Notes for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the Senior Notes and (d) deliver to the Company and to the trustee this Letter of Transmittal and Consent as evidence of the undersigned’s Consent to the Proposed Amendments to the indenture and the execution and delivery of the Supplemental Indenture (as defined below), all in accordance with the terms and conditions of the exchange offer and the consent solicitation. Execution and delivery of this Letter of Transmittal and Consent will also constitute an express waiver with respect to all claims against the Company, arising from or related to the Senior Notes.

Provided the Requisite Consents have been received, the Company and the trustee under the indenture governing the Senior Notes intend to execute a supplemental indenture to the indenture related to the Senior Notes (the “Supplemental Indenture”) effecting the Proposed Amendments to such indenture. The undersigned acknowledges that the Proposed Amendments will become operative immediately prior to the acceptance of such Senior Notes pursuant to the exchange offer.

The undersigned may only withdraw Consents by withdrawing the Senior Notes to which such Consents relate, and withdrawal by the undersigned of previously tendered Senior Notes on or prior to the Withdrawal Deadline will be deemed a revocation of the related Consents. Holders may not deliver Consents in the consent solicitation without tendering their Senior Notes in the exchange offer. The undersigned further understands that tendered Senior Notes may not be withdrawn and delivered Consents may not be revoked after the Withdrawal Deadline, except in the limited circumstances described in the Offering Circular and herein.

If, for any reason whatsoever, acceptance for exchange of, or exchange of, any Senior Notes tendered pursuant to the exchange offer is delayed (whether before or after the Company’s acceptance for exchange of the Senior Notes) or the Company extends the exchange offer or is unable to accept for exchange or exchange the Senior Notes tendered pursuant to the exchange offer, then, without prejudice to the Company’s rights set forth in the Offering Circular, the Company may instruct the Exchange Agent to retain tendered Senior Notes, and those Senior Notes may not be withdrawn, except to the extent that you are entitled to withdrawal rights set forth herein or in the Offering Circular.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Senior Notes tendered hereby and to deliver the related Consents, and to acquire the Second Lien Notes issuable upon the acceptance of such tendered Senior Notes, and that, when the Senior Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Senior Notes tendered hereby are not subject to any adverse claims, rights or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the sale, assignment and transfer of the Senior Notes tendered hereby and to give effect to the Proposed Amendments. The undersigned has read and agrees to all of the terms and conditions of the exchange offer and the consent solicitation.

The undersigned understands that tenders of Senior Notes (and deliveries of the related Consents) pursuant to any one of the procedures described in “Procedures for Tendering Senior Notes and Delivering Consents” in the Offering Circular and in the instructions herein will, upon the Company’s acceptance of such tendered Senior Notes constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer and the consent solicitation, which contract will be governed by the laws of the State of New York.

Tenders of Senior Notes (and deliveries of the related Consents) may be validly withdrawn by written notice of withdrawal received by the Exchange Agent delivered by mail, hand delivery or facsimile transmission, which notice must be received by the Exchange Agent at one of its addresses set forth herein prior to the Withdrawal Deadline. To be valid, a notice of withdrawal of tendered Senior Notes must (i) specify the name of the holder who tendered the Senior Notes and delivered the related Consents to be withdrawn, (ii) contain the description of the Senior Notes to be withdrawn (and for which the related Consents are to be revoked), the certificate numbers shown on the particular certificates representing such Senior Notes (or, in the case of Senior Notes tendered by book-entry transfer, the number of the account at DTC from which the Senior Notes were tendered and the name and number of the account at DTC to be credited with the Senior Notes withdrawn) and the aggregate principal amount represented by such Senior Notes; and (iii) be signed by the holder of the Senior Notes in the same manner as the original signature on this Letter of Transmittal and Consent or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of the Senior Notes into the name of the person withdrawing the Senior Notes (and revoking the related Consents).

The name(s) and address(es) of the registered holder(s) of the Senior Notes tendered hereby (and for which Consents are delivered hereby) should be printed above, if they are not already set forth above, as they appear on the certificates representing such Senior Notes. The certificate number(s) and the Senior Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

The undersigned understands that the delivery and surrender of the Senior Notes is not effective, and the risk of loss of the Senior Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal and Consent (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company, or receipt of an agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of Senior Notes (and deliveries and revocations of related Consents) will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated in the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal and Consent, certificates for all Second Lien Notes delivered in exchange for tendered Senior Notes, and any Senior Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If Second Lien Notes are to be issued to a person other than the person(s) signing this Letter of Transmittal and Consent, or if Second Lien Notes are to be mailed to someone other than the person(s) signing this Letter of Transmittal and Consent or to the person(s) signing this Letter of Transmittal and Consent at an address different than the address shown on this Letter of Transmittal and Consent, the appropriate boxes of this Letter of Transmittal and Consent should be completed. If Senior Notes are surrendered by holder(s) that have completed either the box entitled “Special Exchange Instructions” or the box entitled “Special Delivery Instructions” in this Letter of Transmittal and Consent, signature(s) on this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor (as defined in Instruction 3). The undersigned recognizes that the Company does not have any obligation pursuant to the “Special Exchange Instructions” to transfer any Second Lien Notes or Senior Notes pursuant to such instructions if the Company does not accept for exchange any of the Senior Notes so tendered. The undersigned acknowledges and agrees that any direction indicated under “Special Exchange Instructions” or “Special Delivery Instructions” may be disregarded and shall have no effect unless the undersigned produces satisfactory evidence of the payment of any and all taxes that would become payable by virtue of giving effect to such instructions.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal and Consent shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns and other legal representatives of the undersigned.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF SENIOR NOTES TENDERED AND CONSENTS DELIVERED HEREWITH” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND CONSENT, WILL BE DEEMED TO HAVE TENDERED THE SENIOR NOTES AND DELIVERED THE RELATED CONSENTS AS SET FORTH IN SUCH BOX.

REGISTERED HOLDERS OF SENIOR NOTES SIGN HERE (In addition, complete Substitute Form W-9 below)

PLEASE SIGN HERE	PLEASE SIGN HERE

Authorized Signature of Registered Holder	Authorized Signature of Registered Holder

    Must be signed by registered holder(s) exactly as name(s) appear(s) on the Senior Notes or on a security position listing as the owner of the Senior Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 3. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:

Name:	Name:
Title:	Title:
Address:	Address:
Telephone Number:	Telephone Number:
Dated:	Dated:
Taxpayer Identification or Social Security Number	Taxpayer Identification or Social Security Number

SIGNATURE GUARANTEE (If required — see Instruction 3)

Signature(s) Guaranteed by a	Date:
Medallion Signature Guarantor:
Address: (including zip code):

Authorized Signature

Name of Medallion Signature Guarantor
Guaranteeing Signature:

Telephone Number (including area code):
Capacity (full title):
Printed Name:

SPECIAL EXCHANGE INSTRUCTIONS (See Instructions 3 and 4)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if the Second Lien Notes or any Senior Notes that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.
To be completed ONLY if the Second Lien Notes or any Senior Notes that are not tendered or not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under “Description of Senior Notes Tendered.”

Issue: ☐ Second Lien Notes to:	Deliver: ☐ Second Lien Notes to:
☐ Senior Notes to:	☐ Senior Notes to:

Name(s)____________________________________________	Name(s)____________________________________________

Address____________________________________________	Address____________________________________________
_______________________________________________________________	_______________________________________________________________

Telephone Number:____________________________________	Telephone Number:____________________________________

Book-Entry Transfer Facility Account:	Book-Entry Transfer Facility Account:
____________________________________________________________	____________________________________________________________
____________________________________________________________	____________________________________________________________

(Tax Identification or Social Security Number)	(Tax Identification or Social Security Number)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer and the Consent Solicitation

1.	Delivery of this Letter of Transmittal and Consent and Certificates.

All physically delivered Senior Notes or confirmation of any book-entry transfer to the Exchange Agent’s account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal and Consent (or facsimile thereof), and any other documents required by this Letter of Transmittal and Consent with any required signature guarantees, or, in the case of a book-entry transfer, an appropriate agent’s message, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal and Consent, the Senior Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

Any beneficial holder whose Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Senior Notes in the exchange offer and to deliver the related Consents in the consent solicitation should contact such registered holder promptly and instruct such registered holder to tender Senior Notes (and deliver related Consents) on such beneficial holder’s behalf. If such beneficial holder wishes to tender Senior Notes (and deliver related Consents) directly, such beneficial holder must, prior to completing and executing the Letter of Transmittal and Consent and tendering Senior Notes, either make appropriate arrangements to register ownership of the Senior Notes in such beneficial holder’s own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Offering Circular.

The method of delivery of this Letter of Transmittal and Consent, the Senior Notes and all other required documents, including delivery through DTC and acceptance of an agent’s message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.

DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH HEREIN, OR INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONES SET FORTH HEREIN, WILL NOT CONSTITUTE A VALID DELIVERY. LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR DTC.

2.	Partial Tenders.

Tenders of Senior Notes will be accepted only in principal amounts equal to $1,000 and integral multiples thereof; provided, that any holder may tender all Senior Notes held by such holder, even if the aggregate principal amount of those Senior Notes is not an integral multiple of $1,000. The Company will not accept any tender that will result in the issuance of a Second Lien Note having a principal amount less than $2,000. If less than the entire principal amount of Senior Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled “Principal Amount of Senior Notes Tendered and as to Which Consents are Delivered” of the box entitled “Description of Senior Notes Tendered and Consents Delivered Herewith.” A newly issued Senior Note for the principal amount of Senior Notes submitted but not tendered will be sent to such holder, unless the appropriate boxes on this Letter of Transmittal and Consent are completed, as promptly as practicable. All Senior Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated. Any Senior Notes which have been submitted but which are not accepted will be returned to the holder thereof without cost to such holder as promptly as practicable.

3.	Signature on this Letter of Transmittal and Consent; Written Instruments and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal and Consent is signed by the registered holder(s) of the Senior Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Senior Notes.

If any of the Senior Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Consent.

If Senior Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent as there are different registrations of Senior Notes.

Signatures on this Letter of Transmittal and Consent must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each a “Medallion Signature Guarantor”) unless the Senior Notes tendered hereby are tendered (i) by a holder of Senior Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Senior Notes) who has not completed either the box entitled “Special Exchange Instructions” or “Special Delivery Instructions” on this Letter of Transmittal and Consent or (ii) for the account of an Eligible Institution. An “Eligible Institution” includes a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc. or a commercial bank or trust company having an office or correspondent in the United States. If the Senior Notes are registered in the name of a person other than the signer of this Letter of Transmittal and Consent or if Senior Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal and Consent accompanying the tendered Senior Notes must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Senior Notes.

If this Letter of Transmittal and Consent is signed by the registered holder or holders of Senior Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Senior Notes) listed and tendered hereby, no endorsements of the tendered Senior Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Senior Notes or transmit properly completed bond powers with this Letter of Transmittal and Consent (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Senior Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Senior Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Senior Notes or bond power guaranteed by a Medallion Signature Guarantor (except where the Senior Notes are tendered for the account of an Eligible Institution).

If this Letter of Transmittal and Consent, any certificates or separate written instruments of transfer or exchange are signed by attorneys-in-fact, trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of its authority so to act must be submitted.

4.	Special Exchange and Delivery Instructions.

Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the Second Lien Notes or Senior Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

If no instructions are given, the Second Lien Notes (and any Senior Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Senior Notes or deposited at such holder’s account at DTC.

5.	Substitute Form W-9.

Each tendering holder is required in a timely fashion (i) to provide the Exchange Agent with a correct taxpayer identification number (“TIN”), generally the holder’s social security or federal employer identification number, and certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below, and to certify that the holder is not subject to backup withholding or (ii) to otherwise establish a basis for exemption from backup withholding. Failure to provide the information on the Substitute Form W-9 in a timely fashion may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such holder fails to provide a TIN to the Exchange Agent by the time of payment, the Exchange Agent must backup withhold 28% of the payments made to such holder. To the extent that the Company or the Exchange Agent is required to make payments in respect of withholding taxes not withheld, the holder shall repay the Company or the Exchange Agent the amount paid in relation to the withholding obligation. See “Important Tax Information.”

6.	Transfer Taxes.

The Company shall pay all transfer taxes, if any, applicable to the exchange of Senior Notes pursuant to the exchange offer. If, however, transfer taxes are payable in circumstances where certificates representing the Second Lien Notes or Senior Notes for principal amounts not tendered or not accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Senior Notes tendered or where tendered Senior Notes are registered in the name of any person other than the person signing the Letter of Transmittal and Consent, or if a transfer tax is imposed for any reason other than the exchange of Senior Notes pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, direction indicated under “Special Exchange Instructions” or “Special Delivery Instructions” may be disregarded and shall have no effect.

Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Senior Notes listed in the Letter of Transmittal and Consent.

7.	Waiver of Conditions.

The Company reserves the absolute right to waive, in whole or in part, any of the specified conditions to the exchange offer or consent solicitation set forth in the Offering Circular.

8.	Mutilated, Lost, Stolen or Destroyed Senior Notes.

Any holder whose Senior Notes have been mutilated, lost, stolen or destroyed should contact the Information Agent at the address indicated above for further instructions.

9.	Requests for Assistance or Additional Copies.

Questions and requests for assistance relating to the Offering Circular, the Letter of Transmittal and Consent and other related documents and relating to the procedure for tendering Senior Notes and delivering Consents may be directed to the Information Agent at the address and telephone number set forth above.

Questions and requests for assistance or for additional copies of the Offering Circular may be directed to the Information Agent at the address and telephone number set forth above.

10.	Validity and Form.

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders and withdrawals of Senior Notes (and deliveries and revocations of Consents) will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Senior Notes in the exchange offer that are not in proper form or the acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or defects as to particular Senior Notes either before or after the Expiration Date, whether or not similar defects or irregularities are waived in the case of other holders of Senior Notes. The Company’s interpretation of the terms and conditions of the exchange offer and the consent solicitation (including the instructions in this Letter of Transmittal and Consent) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Senior Notes and deliveries of Consents must be cured within such time as the Company shall determine. None of the Company, the Information Agent, the Exchange Agent, nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Senior Notes and deliveries of related Consents, nor shall any of them incur any liability for failure to give such notification. Tenders of Senior Notes and deliveries of related Consents will not be deemed to have been made until such irregularities have been cured or waived. Any Senior Notes not properly tendered that are received by the Exchange Agent and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the holders of Senior Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

11.	Important Tax Information.

To ensure compliance with Internal Revenue Service Circular 230, holders are hereby notified that any discussion of tax matters set forth in this Letter of Transmittal and Consent was written in connection with the promotion or marketing of the transactions or matters addressed herein and was not intended or written to be used, and cannot be used by any person, for the purpose of avoiding tax-related penalties under federal, state or local tax law. Each holder is encouraged to seek advice based on its particular circumstances from an independent tax advisor.

Under current U.S. federal income tax law, the Exchange Agent (as payer) may be required to withhold a portion of any payments made to certain holders pursuant to the exchange offer and other transactions described in the Offering Circular. To avoid such backup withholding, each tendering U.S. holder (as defined in the Offering Circular) must provide the Exchange Agent (as payer) with its correct TIN and certify that it is not subject to backup withholding by completing the enclosed Substitute Form W-9, or otherwise establish an exemption from the backup withholding rules (see “Purpose of Substitute Form W-9”). In general, for an individual, the TIN is such individual’s social security number. If the Exchange Agent is not provided with the correct TIN, the U.S. holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and any reportable payments made to such person with respect to the Senior Notes may be subject to backup withholding at the applicable rate. Such reportable payments generally will be subject to information reporting, even if the Exchange Agent is provided with a TIN. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

Certain persons (including, among others, all corporations and certain non-U.S. persons) are not subject to these backup withholding and reporting requirements. Exempt U.S. persons should furnish their TIN, check the exemption box in Part 2 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. To satisfy the Exchange Agent that a non-U.S. person qualifies as an exempt recipient, such person must submit an applicable IRS Form W-8 (such as an IRS Form W-8BEN), signed under penalties of perjury, attesting to that person’s non-U.S. status. An applicable IRS Form W-8 can be obtained from the Exchange Agent or the IRS’s website. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Holders should consult their tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.

A person’s failure to complete Substitute Form W-9, the applicable IRS Form W-8 or other appropriate form will not, by itself, cause such person’s Senior Notes to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of any payments made to such person pursuant to the exchange offer described in the Offering Circular. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of U.S. federal income tax withheld will be creditable against the U.S. federal income tax liability of a person subject to backup withholding. If backup withholding results in an overpayment of U.S. federal income tax, a refund may be obtained provided that the required information is timely furnished to the IRS. To the extent that the Company or the Exchange Agent is required to make payments in respect of withholding taxes not withheld, the holder shall repay the Company or the Exchange Agent the amount paid in relation to the withholding obligation.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT OR A FACSIMILE THEREOF TOGETHER WITH SENIOR NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

Purpose of Substitute Form W-9

To prevent backup withholding on payments made with respect to Senior Notes acquired pursuant to the exchange offer, the holder is required to provide the Exchange Agent in a timely fashion with either: (i) the holder’s correct TIN by completing the Substitute Form W-9, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person and that (a) the holder is exempt from backup withholding or (b) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified the holder that the holder is no longer subject to backup withholding, or (ii) an adequate basis for exemption.

If a nonexempt holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such holder should write “Applied For” in the space for the TIN provided on the attached Substitute Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. Notwithstanding that “Applied For” is written in the Substitute Form W-9, in the event that such holder fails to provide a properly certified TIN to the Exchange Agent by the time of payment, the Exchange Agent must backup withhold 28% of the payments made to such holder.

What Number to Give the Exchange Agent

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Senior Notes. If the Senior Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: [Energy XXI Gulf Coast, Inc.]

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification
Name (as shown on your income tax return)

________________________________________________________________________

Business Name, if different from above

________________________________________________________________________

Check appropriate box:

☐ Individual/Sole proprietor   ☐ Corporation   ☐ Partnership   ☐ Other _____

Address ________________________________________________________________________
City, State, and ZIP Code ________________________________________________________________________
	PART 1 — Taxpayer Identification Number — Please provide your TIN in the box at right and certify by signing and dating below. If awaiting TIN, write “Applied For.”	____________________________________ Social Security Number OR ____________________________________ Employer Identification Number

PART 2 — For Payees Exempt from Backup Withholding — Check the box if you are NOT subject to backup withholding. ☐

PART 3 — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)   I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE _______________________________________________ DATE __________

NOTE: FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND OTHER TRANSACTIONS DESCRIBED IN THE OFFERING CIRCULAR. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” IN THE APPROPRIATE LINE IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature ________________________________________________________________ Date ____________

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

Guidelines For Determining the Proper Identification Number to Give the Payer – Social security numbers (“SSNs”) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers (“EINs”) have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		GIVE THE NAME AND SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER OF —	For this type of account:		GIVE THE NAME AND EMPLOYER IDENTIFICATION NUMBER OF —
1.	Individual	The individual	6.	A valid trust, estate, or pension trust	Legal entity(4)
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporation or LLC electing corporate status on Form 8832	The corporation

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

4.	a. The usual revocable savings trust (grantor is also trustee) b. The so-called trust account that is not a legal or valid trust under State law	The grantor-trustee(1) The actual owner(1)	9.	Partnership or multi-member LLC	The partnership or LLC

5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)	10.	A broker or registered nominee	The broker or nominee

			11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

			12.	Disregarded entity not owned by an individual	The Owner

(1)	List first and circle the name of the person whose SSN you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)
You must show your individual name and you may also enter your business or “doing business as” name. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the Internal Revenue Service encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9
Purpose of Form

A person who is required to file an information return with the IRS must get your correct taxpayer identification number (“TIN”) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an individual retirement account. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. The TIN provided must match the name given on the Substitute Form W-9.

How to Get a TIN

If you do not have a TIN, apply for one immediately. To apply for an SSN, obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form on-line at www.ssa.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Related Topics. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS web site at www.irs.gov.

If you do not have a TIN, write “Applied For” in Part 1, sign and date the form, and give it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the payer. If the payer does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

Note: Writing “Applied For” on the form means that you have already applied for a TIN OR that you intend to apply for one soon. As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the payer.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Payees Exempt from Backup Withholding

Individuals (including sole proprietors) are NOT exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete Substitute Form W-9 to avoid possible erroneous backup withholding. If you are exempt, enter your correct TIN in Part 1, check the “Exempt” box in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) and any person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys’ fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (5) are exempt from backup withholding for barter exchange transactions and patronage dividends.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

(1)
An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”), or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their subdivisions or instrumentalities.

(4)	A foreign government, a political subdivision of a foreign government, or any of their agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees described above should file the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE “EXEMPT” BOX IN PART 2 ON THE FACE OF THE FORM IN THE SPACE PROVIDED, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

Privacy Act Notice. Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to a payer. The penalties described below may also apply.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

Penalties

Failure to Furnish TIN. If you fail to furnish your correct TIN to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the payer discloses or uses TINs in violation of federal law, the payer may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.